SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2002


                               GENERAL MILLS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                     41-0274440
        --------                      ------                     ----------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)


   Number One General Mills Boulevard
       Minneapolis, Minnesota                                       55426
       (Mail:  P.O. Box 1113)                                   (Mail:  55440)
       ----------------------                                   --------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5.   OTHER EVENTS.

         On February 13, 2002, the Registrant entered into an Underwriting Agreement in connection with the public offering of $1,500,000,000 principal amount of 5 1/8% Notes due 2007 and $2,000,000,000 principal amount of 6% Notes due 2012 (collectively, the "Notes"). The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-75808).

         The purpose of this Current Report is to file with the Commission the Underwriting Agreement and specimen certificates for the Notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)    Exhibits.  The following exhibits are filed as part of this report:
             --------

             1.1 Underwriting Agreement dated February 13, 2002 among General Mills, Inc. and Salomon Smith Barney Inc. and the other underwriters named therein.

             4.1      Specimen of 5 1/8% Note due 2007.

             4.2      Specimen of 6% Note due 2012.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 21, 2002

                                      GENERAL MILLS, INC.


                                      By:  /s/ Siri S. Marshall
                                           -------------------------------------
                                           Name:     Siri S. Marshall
                                           Title:    Senior Vice President,
                                                           General Counsel

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                                  EXHIBIT INDEX

       Exhibit
       Number                      Description
       ------                      -----------

         1.1 Underwriting Agreement dated February 13, 2002 among General Mills, Inc. and Salomon Smith Barney Inc. and the other underwriters named therein.

         4.1      Specimen of 5 1/8% Note due 2007

         4.2      Specimen of 6% Note due 2012